UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) September 11, 2000

                                 ViaPay Limited
               (Exact Name of registrant as Specified in charter)


          Nevada                     000-28309                 88-0430739
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


     1000 Great West Road, Brentford, Middlesex, London, England     TW8 9HH
     (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code 44-0700-2262-6255


                              Interface E.com, Inc.
          (Former Name or Former Address, if Changes Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2. Acquisition or Disposition of Assets

On September 1, 2000, ViaPay Limited acquired all the issued and outstanding capital shares of Gambrook Limited, an Irish corporation, from Gambrook's two shareholders -- Mr. Ross Ivers and Kristina Solem. Mr. Ivers is a director and chief financial officer of ViaPay and beneficially owns 600,000 shares of ViaPay common stock, representing 3.33% of the total outstanding. Ms. Solem is an executive vice president of ViaPay and beneficially owns 1,000,000 shares of ViaPay common stock, representing 5.56% of the total outstanding. The consideration received by the sellers of Gambrook's shares was the covenant of ViaPay to issue and sell two million of ViaPay's shares of common stock in order to raise $12 million of funds in a transaction or

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transactions that would be exempt from the registration requirements of the
Securities Act of 1933, as amended. The proceeds will be used to develop the business of Gambrook. The board of directors of ViaPay determined that the consideration was fair based upon the potential of Gambrook if its business can be successfully developed.

Gambrook has begun the initial development of an e-commerce solution for banks that, if successfully developed, will combine certainty of settlement, ease of practice, privacy and transaction security for online purchasing. The successful development of this solution, however, cannot be assured. Gambrook's assets consisted almost entirely of intellectual property necessary to its business, including software and know-how.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

     (b)  Pro Forma Financial Information.

          No financial statements or pro forma financial information are filed herewith. ViaPay is required to file financial statements and pro forma financial information no later than 60 days after the date on which this Current Report on Form 8-K was required to be filed.

     (c)  Exhibits

          10.1 Financing Agreement dated July 15, 2000 between ViaPay and Pacific Capital Markets Inc.

          10.2 Acquisition Agreement dated July 15, 2000 among ViaPay, Kristina Solem, Ross Ivers and Gambrook Limited.

          10.3 Consulting Agreement dated July 15, 2000 between ViaPay and Pacific Capital Markets Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, ViaPay has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ViaPay Limited


Date October ___, 2000                              By /s/ Ross Ivers
                                                       -----------------------
                                                       Ross Ivers
                                                       Chief Financial Officer


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